UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2025

COLLECTIVE AUDIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street

New York, NY 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (808) 829-1057

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported on March 28, 2025, by Collective Audience, Inc. (the “Company”) on a Current Report to Form 8-K filed with the Commission, on March 21, 2025 (the “Original 8-K”), the Company entered into that certain Debt for Equity Exchange Agreement (the “Abri Exchange Agreement”) with Abri Capital Partners, LLC (“Abri”). Pursuant to the Abri Exchange Agreement, the Company converted certain outstanding debt in the amount of $2,629,112 owed by the Company to Abri, into 21,033 shares of Series A Preferred Stock (the “Series A Preferred”) to be created by the Company (the “Abri Exchange Shares”), in accordance with the terms thereof.

On March 21, 2025, the Company entered into that certain Debt for Equity Exchange Agreement (the “Bordes Exchange Agreement,” and together with Abri Exchange Agreement, the “Exchange Agreements”) with Peter Bordes, the Company’s chief executive officer. Pursuant to the Bordes Exchange Agreement, the Company converted certain outstanding debt in the amount of $300,000 owed by the Company to Bordes into 7,978 shares of Series A Preferred (the “Bordes Exchange Shares,” and together with the Abri Exchange Shares, the “Exchange Shares”), in accordance with the terms thereof.

On April 11, 2025, the Company, by action of the Board, terminated the Exchange Agreements, which includes termination of the issuance of the Exchange Shares and reinstatement of the debt extinguished thereunder (the “Exchange Termination”). Each of Abri and Mr. Bordes consented to the Exchange Termination. As described below, the Certificate of Designation for the Series A Preferred was not effective, and thus the Exchange Shares were not issued.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series A Preferred Stock

As previously reported on the Original 8-K, the Company filed a Certificate of Designation of Series A Preferred Stock (the “Series A Certificate of Designation”) with the Secretary of State of the State of Delaware, designating 10,000,000 shares of the Company’s preferred stock as Series A Preferred Stock.

Notwithstanding the foregoing, the Series A Certificate of Designation was not deemed effective, and thus the Series A Preferred were neither authorized nor issued. As such, as of the date of this Current Report, the Company has no classes of stock authorized, issued or outstanding other than its common stock, par value $0.0001 per share.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2025

COLLECTIVE AUDIENCE, INC.

By:	/s/ Peter Bordes
Name: Peter Bordes
Title: Chief Executive Officer

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